UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 15, 2015

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-37388	Talen Energy Corporation (Exact name of Registrant as specified in its charter) Delaware (State or other jurisdiction of incorporation) 835 Hamilton Street, Suite 150 Allentown, PA 18101-1179 (888) 211-6011	47-1197305
1-32944	Talen Energy Supply, LLC (Exact name of Registrant as specified in its charter) Delaware (State or other jurisdiction of incorporation) 835 Hamilton Street, Suite 150 Allentown, PA 18101-1179 (888) 211-6011	23-3074920

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 of this Form 8-K is incorporated herein by reference.

Section 2 - Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 15, 2015, Talen Energy Supply, LLC (“Talen Energy Supply”), an indirect wholly owned subsidiary of Talen Energy Corporation (the “Company”), and Talen Energy Marketing, LLC (“Talen Energy Marketing”), a direct wholly owned subsidiary of Talen Energy Supply, entered into the Secured Energy Marketing and Trading Facility Amended and Restated Common Agreement (the “Amended Agreement”) among Talen Energy Marketing, Talen Energy Supply, Brunner Island, LLC (“Brunner Island”), Montour, LLC (“Montour”), Wilmington Trust, National Association, as agent, and the secured counterparties thereto.

The Amended Agreement amends and restates the Secured Energy Marketing and Trading Facility Common Agreement, dated as of November 1, 2010, among Talen Energy Marketing (f/k/a PPL EnergyPlus, LLC), Talen Energy Supply (f/k/a PPL Energy Supply, LLC), Brunner Island (f/k/a PPL Brunner Island, LLC), Montour (f/k/a PPL Montour, LLC), Wilmington Trust FSB, as collateral agent, and the secured counterparties thereto (the “Original Agreement”).

The Original Agreement represented an $800 million secured energy marketing and trading facility (the “Facility”) whereby Talen Energy Marketing received credit to be applied to satisfy collateral posting obligations related to its energy marketing and trading activities with counterparties participating in the Facility.  The credit amount was guaranteed by Talen Energy Supply, Brunner Island and Montour and secured by certain mortgages and letters of credit.   The Original Agreement would have expired in November 2020.

Under the terms of the Amended Agreement, among other things (i) the capacity under the Facility has been increased from $800 million to $1.3 billion, (ii) Brunner Island and Montour have been released as parties and (iii) the security interests previously granted under the Original Agreement have been released in favor of the security interests discussed below. The credit amount remains guaranteed by Talen Energy Supply. The initial term of the Amended Agreement expires on December 15, 2020, provided that the term thereafter will automatically renew for successive five-year periods each year until otherwise terminated in accordance with the provisions of the Amended Agreement.

The Amended Agreement contains certain customary representations and warranties, affirmative covenants and events of default. If an event of default occurs, the collateral agent under the Amended Agreement will be entitled to take various actions, including the demand for payment of amounts due under secured counterparty ISDA agreements and the Amended Agreement and all actions permitted to be taken by a secured creditor under such agreements.

The Amended Agreement is secured by security interests in the same collateral that secures Talen Energy Supply’s $1.85 billion syndicated revolving credit facility following the November 13, 2015 amendment of (the “First Amendment”), and the December 15, 2015 execution of an accession agreement to (the “Accession Agreement”), the Collateral Trust and Intercreditor Agreement, dated as of June 1, 2015, among Talen Energy Supply, the subsidiary guarantors party thereto from time to time and Citibank, N.A., as administrative agent and as collateral trustee.

The above summary of the Amended Agreement is qualified in its entirety by the terms of the Amended Agreement, which is attached to this Form 8-K as Exhibit 10.1 and incorporated by reference herein. Copies of the First Amendment and the Accession Agreement are attached to this Form 8-K as Exhibit 10.2 and Exhibit 10.3, respectively, and are incorporated by reference herein.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
10.1
Secured Energy Marketing and Trading Facility Amended and Restated Common Agreement dated as of December 15, 2015 among Talen Energy Marketing, LLC, Talen Energy Supply, LLC, Brunner Island, LLC, Montour, LLC, Wilmington Trust, National Association, as collateral agent, and the secured counterparties thereto

10.2
First Amendment to Collateral Trust and Intercreditor Agreement dated as of November 13, 2015 among Talen Energy Supply, LLC, the subsidiary guarantors identified on the signature pages thereto and Citibank, N.A., as administrative agent and collateral trustee

10.3
Accession Agreement dated as of December 15, 2015 among Wilmington Trust, National Association, the credit parties identified on the signature pages thereto and Citibank, N.A, as collateral trustee, as acknowledged by Talen Energy Supply, LLC

Forward-Looking Statements

All statements contained herein other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. Although the Company and Talen Energy Supply believe that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements are subject to a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. Among the important factors that could cause actual results to differ materially from the forward-looking statements are: operating performance and the length of scheduled and unscheduled outages at generating plants; weather conditions affecting customer energy usage and/or the availability of fuel for the plants; volatility in the availability and/or price of electric transmission and/or fuel transmission and delivery services; the effect of any business, industry or market restructuring; and new accounting requirements or new interpretations or applications of existing requirements. Any such forward-looking statements should be considered in light of such important factors and in conjunction with the risk factors and other disclosures included in the Company’s and Talen Energy Supply’s filings with the Securities and Exchange Commission that are available at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALEN ENERGY CORPORATION

By:	/s/ Jeremy R. McGuire
Jeremy R. McGuire Senior Vice President, Chief Financial Officer and Chief Accounting Officer

TALEN ENERGY SUPPLY, LLC

By:	/s/ Jeremy R. McGuire
Jeremy R. McGuire Senior Vice President, Chief Financial Officer and Chief Accounting Officer

Dated:  December 21, 2015